SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 12, 1996
                                                -----------------------------


                            Commercial Credit Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                   1-6594                  52-0883351
      ---------------          -----------              -------------
      (State or other          (Commission               (IRS Employer
      jurisdiction of          File Number)              Identification No.)
      incorporation)

            300 Saint Paul Place, Baltimore, Maryland        21202
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)


                                (410) 332-3000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------


        Exhibits:


        Exhibit No.    Description
        -----------    -----------

           1.01 Terms Agreement, dated February 12, 1996, between the Company and Lehman Brothers Inc., as Underwriter, relating to the offer and sale of the Company's 5.55% Notes due February 15, 2001.

           4.01        Form of Note for the Company's 5.55% Notes due
                       February 15, 2001.

                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 13, 1996                 COMMERCIAL CREDIT COMPANY



                                          By   /s/ Firoz B. Tarapore
                                            -------------------------------
                                              Firoz B. Tarapore
                                              Vice President and
                                              Assistant Treasurer



















                                       3